SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2002

BANKRATE, INC.
(Exact name of registrant as specified in chapter)

Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11811 U.S. Highway One, Suite 101
North Palm Beach, Florida    33408
                                                                   (zip code)

Registrant’s telephone number, including area code: (561) 630-2400

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

99.1	Text of letter of Bankrate, Inc. dated December 5, 2002.

99.2	Text of press release of Bankrate, Inc. dated November 6, 2002.

Item 9.

On December 12, 2002, Bankrate, Inc. distributed a letter and press release to shareholders of record as of December 5, 2002.

The information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, except if the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

By:	/s/ ROBERT J. DEFRANCO
Robert J. DeFranco Senior Vice President Chief Financial Officer

Date:    December 12, 2002

2

EXHIBIT INDEX

Exhibit

99.1	Text of letter of Bankrate, Inc. dated December 5, 2002.

99.2	Text of press release of Bankrate, Inc. dated November 6, 2002.

3